UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2005

EL POLLO LOCO, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-115486	33-0377527
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3333 Michelson Drive, Suite 550, Irvine, California	92612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 399-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On May 13, 2005, we issued a press release reporting sales and earnings results for the 13-week period ended March 30, 2005 (the “Press Release”).

A copy of the Press Release is being furnished to the Securities and Exchange Commission as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference. We do not intend for this exhibit to be incorporated by reference into future filings under the Securities Exchange Act of 1934, as amended.

The Press Release includes “non-GAAP financial measures” within the meaning of the Securities and Exchange Commission’s Regulation G. With respect to such non-GAAP financial measures, we have disclosed in the Press Release the most directly comparable financial measure calculated and presented in accordance with generally accepted accounting principles (“GAAP”) and have provided a reconciliation of such non-GAAP financial measure to the most directly comparable GAAP financial measure.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description
99.1	Press Release of El Pollo Loco, Inc., dated May 13, 2005.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EL POLLO LOCO, INC.

May 13, 2005	By:	/s/ Pamela R. Milner
Pamela R. Milner
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of El Pollo Loco, Inc., dated May 13, 2005.